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EXHIBIT 21

                            SUBSIDIARIES OF U S WEST, INC.
                              A DELAWARE CORPORATION

U S WEST Communications Group, Inc., A Colorado corporation

     U S WEST Advanced Technologies, Inc., a Colorado corporation

     U S WEST Business Resources, Inc., a Colorado corporation

     U S WEST Communications, Inc., a Colorado corporation
           El Paso County Telephone Company, a Colorado corporation Malheur Home Telephone Company, an Oregon corporation

     U S WEST Communications Federal Services, Inc., a Colorado corporation

     U S WEST Communications Services, Inc., a Colorado corporation
           U S WEST Interprise America, Inc., a Colorado corporation
             (d/b/a !nterprise America, Inc.)

     U S WEST Communications Systems Corporation, a Colorado corporation

     U S WEST Enhanced Services, Inc., a Washington corporation

U S WEST Capital Funding, Inc., a Colorado corporation

U S WEST Enterprises, Inc., a Minnesota corporation

U S WEST Federal Relations, Inc., a Delaware corporation

U S WEST Investment Management Company, a Colorado corporation

U S WEST Media Group, Inc., a Delaware corporation
     U S WEST Capital Corporation, a Colorado corporation
           U S WEST Capital (America) Inc., a Colorado corporation
           U S WEST Financial Services, Inc., a Colorado corporation
                Commercial Funding, Inc., a New York corporation
                U S WEST Delta, Inc., a Colorado corporation
                USW Finance Corporation, a Colorado corporation
                U S WEST Financial Services Foreign Sales, Inc., a Virgin
                  Islands corp.
                USWFS Leasing 1995, Inc., a Colorado corporation
                New York Cogenco, Inc., a Delaware corporation
                USW Shacres, Inc., a California corporation
                SIFD ONE, LTD., a Delaware corporation


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                     USW FSC ONE, LTD., a Bermuda corporation
                SIFD TWO, LTD., a Delaware corporation
                     USW FSC TWO, LTD., a Bermuda corporation
                     USW FSC THREE, LTD., a Bermuda corporation
                Valertex, Inc., a Texas corporation
           U S WEST Services (America) Inc., a Colorado corporation

     U S WEST Cellular Holdings, Inc., a Delaware corporation

     U S WEST Interactive Services, Inc., a Colorado corporation

     U S WEST International Holdings, Inc., a Delaware corporation
           U S WEST Cable Europe, Inc., a Colorado corporation
           U S WEST Cable Partnership Holdings, Inc., a Colorado corporation
           U S WEST Cable Programming Corporation, a Colorado corporation
           U S WEST Czech Cable Company, a Delaware corporation
           U S WEST Espana Telecommunications, Inc., a Delaware corporation
           U S WEST Europe, Inc., a Colorado corporation
           U S WEST Far East Telecommunications, Inc., a Delaware corporationU U S WEST Foreign Investments, Inc., a Colorado corporation
           U S WEST International, Inc., a Colorado corporation
           U S WEST International Systems Group, Inc., a Colorado corporation
                U S WEST ISG Technologies, Inc., a Colorado corporation
           U S WEST Overseas Operations, Inc., a Colorado corporation
           USW PCN, Inc., a Colorado corporation
           RTDC Holdings, Inc., a Delaware corporation
           U S WEST U.K. Cable, Inc., a Colorado corporation
           U S WEST India B.V., a Netherland corporation
           U S WEST International B.V., a Netherlands corporation
                U S WEST Deutschland GmbH, a German corporation
                U S WEST Polska Sp. z. o.o., a Polish corporation
           U S WEST U.K. Limited, a U.K. corporation
                U S WEST International Systems Group Limited, a U.K.corporation U S WEST ISG Installation Services Limited, a U.K. corporation U S WEST Marketing Resources (U.K.) Limited, a U.K. corporation
           U S Westelcom B.V., a Netherlands corporation

     U S WEST Investments, Inc., a Colorado corporation
           U S WEST Real Estate, Inc., a Colorado corporation
                USW Cardinal I, Inc., an Ohio corporation
                USW Cardinal II, Inc., an Ohio corporation
                USW Fresno, Inc., a Colorado corporation
                USW Lodging, Inc., a Delaware corporation
                NP, Inc., a Colorado corporation
                USW Sarasota, Inc., a Delaware corporation


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                Taurus Laurel, Inc., a Colorado corporation
                Taurus Properties, Inc., a Colorado corporation
                Verend, Inc., a Texas corporation

           U S WEST Marketing Resources Group, Inc., a Colorado corporation
                U S WEST ITP Holding Co., a Colorado corporation
                Interactive Video Enterprises, Inc., a Colorado corporation LOCALTouch Holdings, Inc., a Colorado corporation
                     LOCALTouch Directory Services, Inc., a Colorado corporation
                Please Hold Promotions, Inc., an Arizona corporation


          WEST Multimedia Communications, Inc., a Colorado corporation
                MediaOne, Inc., a Georgia corporation
                      MediaOne Business Services, Inc., a Colorado corporation MediaOne of Clayton County, Inc., a Georgia corporation MediaOne of Cobb County, Inc., a Georgia corporation MediaOne of Conyers-Rockdale, Inc., a Georgia corporation MediaOne of Fayette County, Inc., a Georgia corporation MediaOne of Fulton County, Inc., a Georgia corporation MediaOne of Georgia, Inc., a Georgia corporation
                      MediaOne of Henry County, Inc., a Georgia corporation Peachtree SMATV Corp, a Georgia corporation
                      The Classified Channel, Inc., a Georgia corporation

          U S WEST NewVector Group, Inc., a Colorado corporation (d/b/a U S WEST
            Cellular)
                Ardael, Inc., a Washington corporation
                Monroe Cellular Telephone, Inc., a Delaware corporation NewVector Communications, Inc., a Delaware corporation
                U S WEST NewVector Materials, Inc., a Colorado corporation Pacific Cellular, Inc., a Washington corporation
                Pacific Telecom Cellular of Colorado, Inc., a Colorado
                 corporation
                Pacific Telecom Cellular of Whitman, Inc., a Washington
                 corporation
                U S WEST Paging, Inc., a Minnesota corporation
                Scio Cellular, Inc., a Delaware corporation
                Western Cellular, Inc., an Oregon corporation

          U S WEST PCS Holdings, Inc., a Delaware corporation

          U S WEST PCS Services, Inc., a Colorado corporation

     U S WEST SPF Co., a Colorado corporation

     Western Range Insurance Co., a Vermont corporation